Exhibit 99.1

Dragoneer Growth Opportunities Corp. Announces Effectiveness of Registration Statement and Special Meeting Date for Proposed Business Combination with CCC Intelligent Solutions

Closing of the transaction anticipated on July 30, 2021, subject to the result of the stockholder vote and satisfaction of closing conditions

CHICAGO, Il., SAN FRANCISCO & PALO ALTO, Calif. – July 6, 2021 – CCC Intelligent Solutions Inc. (“CCC”), a leading SaaS platform for the property and casualty (“P&C”) insurance economy, and Dragoneer Growth Opportunities Corp. (NYSE: DGNR) (“Dragoneer”), a special purpose acquisition company (“SPAC”) formed by an affiliate of Dragoneer Investment Group, LLC (“Dragoneer Investment Group”), today announced that the U.S. Securities and Exchange Commission (“SEC”) has declared effective Dragoneer’s registration statement on Form S-4 (as amended, the “Registration Statement”).

Dragoneer is preparing to commence mailing of the definitive proxy statement and a notice of voting and instruction form or a proxy card related to the special meeting (“Special Meeting”) of Dragoneer’s stockholders of record as of the close of business on June 7, 2021 (the “Record Date”). The Special Meeting of stockholders and the vote to approve the business combination will be held on July 29, 2021 at 9:00 a.m., Eastern Time. If the proposals at the Special Meeting are approved, the business combination is expected to close on July 30, 2021, subject to the satisfaction of customary closing conditions.

CCC’s common stock and warrants are expected to be listed on the New York Stock Exchange under the ticker symbols “CCCS” and “CCCH,” respectively, following the close of the business combination. As part of the timing arrangements mentioned above, CCC and Dragoneer have agreed to extend the outside date under the business combination agreement by an additional three business days.

“Today’s announcement is an important milestone in CCC’s return to the public markets. We are looking forward to completing our business combination with Dragoneer and utilizing our improved capital structure to continue investing in innovation that delivers significant value to our customers,” said Githesh Ramamurthy, Chairman and CEO of CCC. “The rapid pace at which the P&C insurance economy is digitizing and the resulting business momentum for CCC gives us confidence in our outlook for 2021 and long-term growth projections.”

About CCC

CCC is a leading SaaS platform for the multi-trillion-dollar P&C insurance economy powering operations for insurers, repairers, automakers, part suppliers, lenders, and more. CCC cloud technology connects more than 30,000 businesses digitizing mission-critical workflows, commerce, and customer experiences. A trusted leader in AI, IoT, customer experience, network and workflow management, CCC delivers innovations that keep people’s lives moving forward when it matters most. Learn more about CCC at www.cccis.com.

CCC and the CCC logo are registered trademarks of CCC Intelligent Solutions Inc.

About Dragoneer

Dragoneer is a blank check company formed by an affiliate of Dragoneer Investment Group. Dragoneer Investment Group is a growth-oriented investment firm with over $19 billion in long-duration capital from many of the world’s leading endowments, foundations, sovereign wealth funds, and family offices. The firm has a history of partnering with management teams growing exceptional companies characterized by sustainable differentiation and superior economic models. The firm’s track record includes public and private investments across industries and geographies, with a particular focus on technology-enabled businesses. Dragoneer has been an investor in companies such as Airbnb, Alibaba, Atlassian, AppFolio, Bytedance, Ceridian, Chime, Datadog, Doordash, Duck Creek, PointClickCare, Procore, Slack, Samsara, ServiceTitan, Snowflake, Spotify, Uber, UiPath and others.

Important Information and Where to Find It

In connection with the business combination, Dragoneer has filed with the SEC the Registration Statement, which included a preliminary proxy statement and preliminary prospectus. Dragoneer will mail the definitive proxy statement/final prospectus (“proxy statement/prospectus”) and other relevant documents to its shareholders on or about July 7, 2021. This press release is not a substitute for the Registration Statement, the proxy statement/prospectus or any other document that Dragoneer will send to its shareholders in connection with the business combination. Investors and security holders of Dragoneer are advised to read the proxy statement/prospectus in connection with Dragoneer’s solicitation of proxies for its Special Meeting to be held on July 29, 2021 to approve the business combination (and related matters) because the proxy statement/prospectus contains important information about the business combination and the parties to the business combination. The proxy statement/prospectus will be mailed to shareholders of Dragoneer as of the Record Date. Shareholders may also obtain copies of the proxy statement/prospectus, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Dragoneer Growth Opportunities Corp., One Letterman Drive, Building D, Suite M500, San Francisco, California, 94129.

Participants in the Solicitation

Dragoneer, CCC and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Dragoneer’s shareholders in connection with the business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the business combination of Dragoneer’s directors and officers in Dragoneer’s filings with the SEC, including the Registration Statement, which includes the proxy statement/prospectus of Dragoneer for the business combination, and such information and names of CCC’s directors and executive officers are also included in such Registration Statement.

Disclaimer

This press release is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the business combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Special Note Regarding Forward-Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, which are subject to a number of risks. Forward-looking statements in this press release include, but are not limited to, statements regarding future events, such as the proposed business combination between Dragoneer and CCC, including the timing of the transaction, the listing of CCC’s common stock and warrants on the New York Stock Exchange, the likelihood and ability of the parties to successfully consummate the business combination and other transactions contemplated by the Business Combination Agreement dated as of February 2, 2021 by and among Dragoneer, Chariot Opportunity Merger Sub, Inc., and Cypress Holdings, Inc. (as amended from time to time, the “Business Combination Agreement”). We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the general economic, political, business and competitive conditions; the inability of the parties to consummate the business combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement or any related agreements that could otherwise cause the transaction to fail to close; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the business combination and the transactions contemplated by the business combination; the ability of existing investors to redeem the ability to complete the business combination due to the failure to obtain approval from Dragoneer’s shareholders, or the risk that the approval of the shareholders of Dragoneer for the potential transaction is otherwise not obtained; the failure to satisfy other closing conditions in the Business Combination Agreement or otherwise, the occurrence of any event that could give rise to the termination of the Business Combination Agreement; the failure to obtain financing to complete the business combination, including to consummate the PIPE or the transactions contemplated by the forward purchase agreements (each as described in the Registration Statement); the ability to recognize the anticipated benefits of the business combination; the impact of COVID-19 on CCC’s business and/or the ability of the parties to complete the business combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the business combination; changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; failure to realize the anticipated benefits of the business combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of Dragoneer and CCC; the risk that the business combination disrupts current plans and operations of Dragoneer or CCC as a result of the announcement and consummation of the business combination; the ability of the combined company to grow and manage growth profitably and retain its key employees; the inability to obtain or maintain the listing of the post-acquisition company’s securities on the New York Stock Exchange following the business combination; changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain regulatory approvals required to complete the business combination; costs related to the business combination; and other risks and uncertainties, including those included under the header “Risk Factors” in the Registration Statement and those included under the header “Risk Factors” in the Dragoneer Annual Report on

Form 10-K, as amended, filed with the SEC. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In addition, you are cautioned that past performance may not be indicative of future results. In light of the significant uncertainties in these forward-looking statements, you should not rely on these statements in making an investment decision or regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Dragoneer Contact:

Cassandra Bujarski / Nate Johnson

Sard Verbinnen & Co

Dragoneer-SVC@sardverb.com

CCC Investor Contact:

Brian Denyeau

ICR, LLC

(646) 277-1251

IR@cccis.com

CCC Media Contact:

Michelle Hellyar

Director Public Relations, CCC Intelligent Solutions Inc.

mhellyar@cccis.com